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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          PURSUANT TO SECTION 13 OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 3, 1999


                          DISCOVER CARD MASTER TRUST I
               --------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


       DELAWARE                  0-23108                   51-0020270
       --------                  -------                   ----------
       (STATE OF               (COMMISSION               (IRS EMPLOYER
     ORGANIZATION)             FILE NUMBER)             IDENTIFICATION NO.)


C/O GREENWOOD TRUST COMPANY
12 READ'S WAY
NEW CASTLE, DELAWARE                                               19720
---------------------------------------                            -----
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (302) 323-7184
                                                     --------------
FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT:  NOT APPLICABLE



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ITEM 5.  OTHER EVENTS

                  SERIES 1999-1. ON FEBRUARY 3, 1999, THE REGISTRANT MADE AVAILABLE TO INVESTORS A PROSPECTUS SUPPLEMENT, DATED JANUARY 29, 1999, AND PROSPECTUS, DATED JANUARY 29, 1999, WITH RESPECT TO THE ISSUANCE OF $500,000,000 AGGREGATE PRINCIPAL AMOUNT OF SERIES 1999-1 5.30% CLASS A CREDIT CARD PASS-THROUGH CERTIFICATES AND $26,316,000 AGGREGATE PRINCIPAL AMOUNT OF SERIES 1999-1 5.55% CLASS B CREDIT CARD PASS-THROUGH CERTIFICATES OF DISCOVER CARD MASTER TRUST I (THE "TRUST"), PURSUANT TO THE POOLING AND SERVICING AGREEMENT, DATED AS OF OCTOBER 1, 1993, BETWEEN GREENWOOD TRUST COMPANY ("GREENWOOD") AS MASTER SERVICER, SERVICER AND SELLER AND U.S. BANK NATIONAL ASSOCIATION (FORMERLY FIRST BANK NATIONAL ASSOCIATION, SUCCESSOR TRUSTEE TO BANK OF AMERICA ILLINOIS, FORMERLY CONTINENTAL BANK, NATIONAL ASSOCIATION) AS TRUSTEE, AS AMENDED, AND THE SERIES SUPPLEMENT, TO BE DATED AS OF FEBRUARY 9, 1999, FOR SERIES 1999-1 BETWEEN GREENWOOD TRUST COMPANY AS MASTER SERVICER, SERVICER AND SELLER AND U.S. BANK NATIONAL ASSOCIATION AS TRUSTEE.

                  IN CONNECTION WITH THE ISSUANCE OF SERIES 1999-1, LATHAM & WATKINS, COUNSEL TO GREENWOOD AND THE TRUST, HAS DELIVERED (I) AN OPINION TO GREENWOOD (AS ORIGINATOR OF THE TRUST), DATED FEBRUARY 3, 1999, REGARDING THE LEGALITY OF THE SERIES 1999-1 5.30% CLASS A CREDIT CARD PASS-THROUGH CERTIFICATES AND THE SERIES 1999-1 5.50% CLASS B CREDIT CARD PASS-THROUGH CERTIFICATES UPON ISSUANCE AND SALE THEREOF ON FEBRUARY 9, 1999; AND (II) AN OPINION TO GREENWOOD (AS ORIGINATOR OF THE TRUST), DATED FEBRUARY 3, 1999, AS TO CERTAIN FEDERAL TAX MATTERS CONCERNING THE SERIES 1999-1 5.30% CLASS A CREDIT CARD PASS-THROUGH CERTIFICATES AND THE SERIES 1999-1 5.55% CLASS B CREDIT CARD PASS-THROUGH CERTIFICATES. A COPY OF THE OPINION AS TO LEGALITY IS ATTACHED AS
EXHIBIT 5, AND THE OPINION AS TO CERTAIN TAX MATTERS IS ATTACHED AS EXHIBIT 8.

ITEM 7.           EXHIBITS

EXHIBIT NO.       DESCRIPTION

EXHIBIT 5         OPINION OF LATHAM & WATKINS.

EXHIBIT 8         OPINION OF LATHAM & WATKINS AS TO CERTAIN FEDERAL TAX
                  MATTERS CONCERNING THE SERIES 1999-1 CLASS A CERTIFICATES AND SERIES 1999-1 CLASS B CERTIFICATES.

EXHIBIT 23        CONSENT OF LATHAM & WATKINS (INCLUDED IN EXHIBIT 5).


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                                   SIGNATURES

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                               DISCOVER CARD MASTER TRUST I
                                (REGISTRANT)


                               BY:      GREENWOOD TRUST COMPANY
                                        (ORIGINATOR OF THE TRUST)



DATE:  FEBRUARY 3, 1999        BY:      /S/ JOHN J. COANE
                                  -----------------------------------------
                                       JOHN J. COANE
                                       VICE PRESIDENT, CHIEF ACCOUNTING OFFICER
                                         AND TREASURER



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                                INDEX TO EXHIBITS
                                -----------------

EXHIBIT NO.           DESCRIPTION

EXHIBIT 5             OPINION OF LATHAM & WATKINS.

EXHIBIT 8 OPINION OF LATHAM & WATKINS AS TO CERTAIN FEDERAL TAX MATTERS CONCERNING THE SERIES 1999-1 CLASS A CERTIFICATES AND SERIES 1999-1 CLASS B CERTIFICATES.

EXHIBIT 23            CONSENT OF LATHAM & WATKINS (INCLUDED IN EXHIBIT 5).




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